UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2022

FIRST SEACOAST BANCORP

(Exact Name of Registrant as Specified in Charter)

Federal	001-38985	84-2404519
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

633 Central Avenue, Dover, New Hampshire	03820
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 742-4680

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	FSEA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 14, 2022, First Seacoast Bancorp, Inc. (the “Company”), First Seacoast Bancorp, MHC (the “MHC”), First Seacoast Bancorp (a Federal corporation) (“Bancorp”), and First Seacoast Bank entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”). KBW will assist in the marketing of the Company’s common stock during the Company’s stock offering in connection with the MHC’s pending conversion from a mutual holding company to a stock holding company.

For its services in the subscription offering and any community offering, KBW will receive a management fee of $30,000, a success fee of 1.0% of the aggregate purchase price of the shares of Company common stock sold in the subscription offering and a success fee of 1.5% of the aggregate purchase price of the shares of Company common stock sold in any community offering, subject to the payment of a minimum success fee of $300,000. In addition, KBW will receive a fee of $35,000 for conversion agent and data processing records management agent services. KBW will receive reimbursement for out-of-pocket expenses and legal expenses related to its marketing services and its conversion agent and data processing records management agent services. If the Company conducts a syndicated community offering, the Company will pay a transaction fee to KBW not to exceed 6.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering.

The shares of Company common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-267398), filed by the Company under the Securities Act of 1933, as amended, and declared effective on November 14, 2022.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Agency Agreement dated November 14, 2022

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 18, 2022	FIRST SEACOAST BANCORP

	By:	/s/ James R. Brannen
James R. Brannen
President and Chief Executive Officer